SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report: July 22, 1997 (Date of earliest event reported)


                            MAVERICK TUBE CORPORATION
               (Exact name of registrant as specified in charter)


Delaware                             01-10651                        43-1455766
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



400 Chesterfield Center, Second Floor, Chesterfield, MO                   63017
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code:               (314) 537-1314
                                                                 --------------

(Former name or former address, if changed since last report):   Not Applicable


ITEM 5.  OTHER EVENTS


Effective July 22, 1997, the Board of Directors appointed Wayne P. E. Mang to fill the current vacancy on the Board. Wayne P. E. Mang is the former President, Chief Operating Officer and Director of Russel Metals Inc., a company listed on the NASDAQ/National Market System. Prior to that, he was the President and Chief Executive Officer of Metals Group of Federal Industries Limited. Mr. Mang is currently Chairman of the Board of the Steel Service Center Institute and a director of The Steel Alliance.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Maverick Tube Corporation




Date:  July 22, 1997                                /s/ Charles O. Struckhoff
                                                    Charles O. Struckhoff, Vice
                                                    President Finance and
                                                    Administration
                                                    (Principal Financial and
                                                    Accounting Officer)